                                              EXHIBIT A

                                SCANA
                             CORPORATION

              Medium-Term Note Administrative Procedures

                         ______________, 1998


          The Medium-Term Notes, Due from Nine Months to
Thirty Years from Date of Issue in an aggregate principal amount of $315,000,000 (the "Notes") of SCANA Corporation
(the "Company") are to be offered on a continuing basis.
PaineWebber Incorporated, Credit Suisse First Boston
Corporation and NationsBanc Montgomery Securities LLC, as agents (each an "Agent," and collectively the "Agents"), have agreed to solicit purchases of Notes issued in fully registered form. The Agents will not be obligated to purchase Notes for their own account. The Notes are being sold pursuant to a Selling Agency Agreement between the Company and the Agents dated the date hereof (the "Agency
Agreement"). The Notes will rank pari passu with all other unsecured and unsubordinated debt of the Company and have been registered with the Securities and Exchange Commission
(the "Commission"). The Notes will be issued under the Indenture dated as of November 1, 1989 (the "Indenture"), between the Company and The Bank of New York, as trustee
(the "Trustee").

          The Agency Agreement provides that Notes may also be purchased by an Agent acting solely as principal and not as agent. In the event of any such purchase, the functions of both the Agent and the beneficial owner under the administrative procedures set forth below shall be performed by such Agent acting solely as principal, unless otherwise agreed to between the Company and such Agent acting as principal.

          Each Note will be represented by either a Global
Security (as defined hereinafter) delivered to the Trustee, as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC (a
"Book-Entry Note") or a certificate delivered to the Holder thereof or a Person designated by such Holder (a
"Certificated Note"). Only Notes denominated and payable in U.S. dollars may be issued as Book-Entry Notes. An owner of a beneficial interest in a Book-Entry Note will not be entitled to receive a certificate representing such Note.

          The procedures to be followed during, and the specific terms of, the solicitation of orders by the Agents and the sale as a result thereof by the Company are explained below. Administrative and record-keeping responsibilities will be handled for the Company by its Treasury Department. The Company will advise the Agents and the Trustee in writing of those persons handling administrative responsibilities with whom the Agents and the Trustee are to communicate regarding orders to purchase
Notes and the details of their delivery.

          Administrative procedures and specific terms of the offering are explained below. Book-Entry Notes will be issued in accordance with the administrative procedures set forth in Part I hereof, as adjusted in accordance with changes in DTC's operating requirements, and Certificated
Notes will be issued in accordance with the administrative procedures set forth in Part II hereof. Unless otherwise defined herein, terms defined in the Indenture and the Notes shall be used herein as therein defined. Notes for which interest is calculated on the basis of a fixed interest rate, which may be zero, are referred to herein as "Fixed Rate Notes." Notes for which interest is calculated on the basis of a floating interest rate are referred to herein as "Floating Rate Notes." To the extent the procedures set forth below conflict with the provisions of the Notes, the Indenture, DTC's operating requirements or the Agency Agreement, the relevant provisions of the Notes, the Indenture, DTC's operating requirements and the Agency
Agreement shall control.

     All communications hereunder will be in writing and effective only upon receipt, and, if sent, will be mailed, delivered, telecopied or telegraphed and confirmed to the Agents and the Company at the following addresses:

          If to the Company:

                        SCANA Corporation
                        1426 Main Street
                        Columbia, South Carolina 29201
                        Attention:  Secretary

          If to PaineWebber Incorporated:

                        PaineWebber Incorporated
                        _________________________
                        _________________________
                        _________________________
          If to Credit Suisse First Boston Corporation:

                        Credit Suisse First Boston
Corporation
                        ________________________
                        ________________________
                        ________________________

          If to NationsBanc Montgomery Securities LLC:

                        NationsBanc Montgomery Securities
LLC
                        ________________________
                        ________________________
                        ________________________


                                A-2



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                               PART I


                    Administrative Procedures for
                          Book-Entry Notes

     In connection with the qualification of the Book-Entry
Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representations from the Company and the Trustee to DTC and a Medium-Term Note Certificate Agreement between the Trustee and DTC and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement system
("SDFS").

Issuance:            On any date of settlement (as defined under "Settlement"
                     below) for one or more Book-Entry Notes
                     (each a "Settlement Date"), the Company will issue a single global security in fully registered form without coupons (a "Global Security") representing up to $200,000,000 principal amount of all such Book-
Entry Notes that have the same original issue date,
                     original issue discount provisions, if any, Interest
                     Payment Dates, Regular Record Dates, Interest Payment
                     Period, redemption provisions, if any, Maturity Date, and, in the case of Fixed Rate Notes, interest rate, in the case of Floating Rate Notes, initial interest rate, Base Rate, Index Maturity, Interest Reset
                     Period, Interest Reset Dates, Spread or Spread
                     Multiplier, if any, minimum interest rate, if any, maximum interest rate, if any and, in the case of a Floating Rate Book-Entry Note for which the Base Rate is LIBOR, its Designated LIBOR Page and Designated
                     LIBOR Currency (collectively, the "Terms"). Each
                     Global Security will be dated and issued as of the date of its authentication by the Trustee. Each Global
                     Security



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                     will bear an Original Issue Date, which will be (i)
                     with respect to an original Global Security (or any portion thereof), the original issue date specified in such Global Security and (ii) following a consolidation of Global Securities, with respect to the Global Security resulting from such consolidation, the most recent Interest Payment Date to which interest has been paid or duly provided for on the predecessor Global Securities, regardless of the date of authentication of such resulting Global Security. No Global Security will represent (i) both Fixed Rate and Floating Rate Book-Entry Notes or (ii) any Certificated Note.

Identification
CUSIP Numbers:                 The Company has arranged with the CUSIP Service
                               Bureau of Standard & Poor's
                               Corporation (the "CUSIP Service Bureau") for the reservation of a series of CUSIP numbers, which series consists of approximately 900 CUSIP numbers and relates to Global Securities representing Book-Entry Notes and book-entry medium-term notes issued by the Company with other series designations. The Trustee, the Company and DTC have obtained from the CUSIP
                               Service Bureau a written list of such reserved
                               CUSIP numbers. The Company will assign CUSIP numbers to Global Securities as described below under Settlement Procedure "B." DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the Company has assigned to Global Securities. The Trustee will notify the
                               Company at any time when fewer than 100 of the reserved CUSIP numbers remain unassigned to Global Securities, and, if it deems necessary, the Company will reserve additional CUSIP numbers for assignment to Global Securities. Upon obtaining such additional CUSIP numbers, the Company shall deliver a list of such additional
                               CUSIP numbers to the Trustee and DTC.


                                           A-4


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Registration:                  Global Securities will be issued only in fully
                               registered form without coupons. Each
                               Global Security will be registered in the name of CEDE & CO., as nominee for DTC, on the securities register for the Notes maintained under the Indenture. The beneficial owner of a Book-Entry Note (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (with respect to such Book-Entry Note, the "Participants") to act as agent or agents for such owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such beneficial owner in such Book-Entry Note in the account of such Participants. The ownership interest of such beneficial owner (or such participant) in such Book-Entry Note will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

Transfers:           Transfers of a Book-Entry Note will be
                               accomplished by book entries made by DTC and, in turn, by Participants (and in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such Note.

Exchanges:           The Trustee may deliver to DTC and the
                               CUSIP Service Bureau at any time a written notice of consolidation (a copy of which shall be attached to the resulting Global Security described below) specifying (i) the CUSIP numbers of two or more Outstanding Global Securities that represent (A) Fixed Rate Book-Entry Notes having the same Terms and for which interest has been paid to the same date or (B) Floating Rate Book-Entry Notes having the same Terms and for which interest has been paid to the same date, (ii) a date, occurring at least thirty days after such written notice is delivered and at least thirty days before the next Interest Payment Date for such Book-Entry Notes, on which such Global Securities shall be exchanged for a single replacement Global Security and (iii) a new CUSIP number, obtained from the Company, to be assigned to such replacement Global Security. Upon receipt of such a notice, DTC will send to its participants (including the Trustee) a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, the Trustee will deliver to the CUSIP Service Bureau a written notice setting forth such exchange date and such new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Securities to be exchanged will no longer be valid. On the specified exchange date, the Trustee will exchange such Global Securities for a single Global Security bearing the new CUSIP number and the CUSIP numbers of the exchanged Global Securities will, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. Notwithstanding the foregoing, if the Global Securities to be exchanged exceed $200,000,000 in aggregate principal amount, one Global Security will be authenticated and issued to represent each $200,000,000 of principal amount of the exchanged Global Securities and an additional Global Security will be authenticated and issued to represent any remaining principal amount of such Global Securities (see "Denominations" below).


                                        A-5

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Maturities:          Each Book-Entry Note will mature on a
date not less than nine months nor more than thirty years after the settlement date for such Note.

Notice of
Repayment Terms:               With respect to each Book-Entry Note that is
                               repayable at the option of the Holder,
                               the Trustee will furnish DTC on the settlement date pertaining to such Note a notice setting forth the terms of such repayment option. Such terms shall include the start date and end dates of the first exercise period, the purchase date following such first exercise period, the frequency that such exercise periods shall occur
                               (i.e., quarterly, semi-annually, annually, bi-
annually, etc.) and if the repayment option
                               expires before maturity, the same information
                               (except frequency) concerning the last exercise period. It is understood that the exercise period shall be at least fifteen calendar days long and that the purchase date shall be at least seven calendar days after the last day of the exercise period.

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Denominations:                 Book-Entry Notes will be issued in principal
                               amounts of $1,000 or any amount in
                               excess thereof that is an integral multiple of $1,000. Global Securities will be denominated in principal amounts not in excess of $200,000,000. If one or more Book-Entry Notes having an aggregate principal amount in excess of $200,000,000 would, but for the preceding sentence, be represented by a single Global Security, then one Global Security will be authenticated and issued to represent each $200,000,000 principal amount of such Book-Entry Note or Notes and an additional Global Security will be authenticated and issued to represent any remaining principal amount of such Book-Entry Note or Notes. In such a case, each of the Global Securities representing such Book-Entry Note or Notes shall be assigned the same CUSIP number.

Interest:            General. Interest, if any, on each
Book- Entry Note will accrue from the original issue date for the first interest period or the last date to which interest has been paid, if any, for each subsequent interest period, on the Global Security representing such Book-Entry Note, and will be calculated and paid in the manner described in such Book-Entry Note and in the Prospectus (as defined in the Agency Agreement), as supplemented by the applicable Pricing Supplement. Unless otherwise specified therein, each payment of interest on a Book-Entry Note will include interest accrued to but excluding the Interest Payment Date (provided that, in the case of Floating Rate Book-Entry Notes which reset daily or weekly, interest payments will include accrued interest to and including the Regular Record Date immediately preceding the Interest Payment Date) or to but excluding Maturity (other than a Maturity of a Fixed Rate Book-Entry Note occurring on the thirty-first day of a month, in which case such payment of interest will include interest accrued to but excluding the thirtieth day of such month). Interest payable at the Maturity of a Book-Entry Note will be payable to the Person to whom the principal of such Note is payable. Standard & Poor's Corporation will use the information received in the pending deposit message described under Settlement Procedure "C" below in order to include the amount of any interest payable and certain other information regarding the related Global Security in the appropriate (daily or weekly) bond report published by Standard & Poor's Corporation.

                               Regular Record Dates. The Regular Record Date with respect to any Interest Payment Date shall be the date fifteen calendar days immediately preceding such Interest Payment Date (unless otherwise specified pursuant to Settlement Procedure "A" below).

                               Interest Payment Dates on Fixed Rate Book-Entry Notes. Unless otherwise specified pursuant to Settlement Procedure "A" below, interest payments on Fixed Rate Book-Entry Notes will be made semi-annually on April 1, and October 1 of each year and at Maturity; provided, however, that in the case of a Fixed Rate Book-Entry Note issued between a Regular Record Date and an Interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Regular Record Date to the Person in whose name such Note is registered on the Regular Record Date for such succeeding Interest Payment Date.


                               Interest Payment Dates on Floating Rate Book-
Entry Notes.  Interest payments will be made on
                               Floating Rate Book-Entry Notes monthly,
                               quarterly, semi-annually or annually. Unless otherwise agreed upon, interest will be payable, in the case of Floating Rate Book-Entry Notes with a monthly Interest Payment Period, on the third Wednesday of each month; with a quarterly Interest Payment Period, on the third Wednesday of March, June, September and December of each year; with a semi-annual Interest Payment Period on the third Wednesday of the two months specified pursuant to Settlement Procedure "A" below; and with an annual Interest Payment Period, on the third Wednesday of the month specified pursuant to Settlement Procedure "A" below; provided, however, that if an Interest Payment

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                               Date for a Floating Rate Book-Entry Note would
                               otherwise be a day that is not a Business Day with respect to such Floating Rate Book-Entry Note, such Interest Payment Date will be the next succeeding Business Day with respect to such Floating Rate Book-Entry Note, except in the case of a Floating Rate Book-Entry Note for which the Base Rate is LIBOR, if such Business Day is in the next succeeding calendar month, such Interest Payment Date will be the immediately preceding Business Day; and provided further, that in the case of a Floating Rate Book-Entry Note issued between a Regular Record Date and an Interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Regular Record Date to the Person in whose name such Note is registered on the Regular Record Date for such succeeding Interest Payment Date.

                               Notice of Interest Payment and Regular Record Dates. On the first Business Day of January, April, July and October of each year, the Trustee will deliver to the Company and DTC a written list of Regular Record Dates and Interest Payment Dates that will occur with respect to Book-Entry Notes during the six-month period beginning on such first Business Day. Promptly after each Interest Determination Date for Floating Rate Book-Entry Notes, the Trustee, as Calculation Agent, will notify Standard & Poor's Corporation of the interest rates determined on such Interest Determination Date.

Calculation of
Interest:            Fixed Rate Book-Entry Notes.  Interest
                               on Fixed Rate Book-Entry Notes (including interest for partial periods) will be calculated on the basis of a 360-day year of twelve thirty-
day months.

                               Floating Rate Book-Entry Notes. Interest rates on Floating Rate Book-Entry Notes will be determined as set forth in the form of Notes. Interest on Floating Rate Book-Entry Notes, except as otherwise set forth therein, will be calculated on the basis of actual days elapsed and a year of 360 days, except that in the case of a Floating Rate Book-Entry Note for which the Base Rate is Treasury Rate, interest will be calculated on the basis of the actual number of days in the year.

Payments of
Principal and
Interest:                      Payment of Interest Only. Promptly after each
                               Regular Record Date, the Trustee will
                               deliver to the Company and DTC a written notice setting forth, by CUSIP number, the amount of interest to be paid on each Global Security on the following Interest Payment Date (other than an Interest Payment Date coinciding with Maturity) and the total of such amounts. DTC will confirm the amount payable on each Global
                               Security on such Interest Payment Date by reference to the appropriate (daily or weekly) bond reports published by Standard & Poor's
                               Corporation. The Company will pay to the Trustee, as paying agent, the total amount of interest due on such Interest Payment Date (other than at Maturity), and the Trustee will pay such amount to DTC, at the times and in the manner set forth below under "Manner of Payment." If any Interest
                               Payment Date for a Book-Entry Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Interest Payment Date, except that in the case of an Interest Payment
                               Date on a Floating Rate Note for which the Base
                               Rate is LIBOR, if such Business Day is in the succeeding calendar month, such Interest Payment
                               Date will be the preceding Business Day.

                               Payments at Maturity. On or about the first
                               Business Day of each month, the Trustee will deliver to the Company and DTC a written list of principal and interest to be paid on each Global Security maturing (on a Maturity or Redemption Date or otherwise) in the
                                          A-10
                               following month. The Company and DTC will confirm the amounts of such principal and interest payments with respect to each such Global Security on or about the fifth Business Day preceding the Maturity of such Global Security. On or before Maturity, the Company will pay to the Trustee, as paying agent, the principal amount of such Global Security, together with interest due at such Maturity. The Trustee will pay such amount to DTC at the times and in the manner set forth below under "Manner of Payment." If any Maturity of a Global Security representing Book-Entry Notes is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Maturity. Promptly after payment to DTC of the principal and interest due at Maturity of such Global Security, the Trustee will cancel such Global Security in accordance with the Indenture and so advise the Company.

                               Manner of Payment. The total amount of any principal and interest due on Global Securities on any Interest Payment Date or at Maturity shall be paid by the Company to the Trustee in immediately available funds no later than 9:30 A.M. (New York City time) on such date. The Company will make such payment on such Global Securities by instructing the Trustee to withdraw funds from an account maintained by the Company at the Trustee or by wire transfer to the Trustee. The Company will confirm any such instructions in writing to the Trustee. Prior to 10 A.M. (New York City time) on the date of Maturity or as soon as possible thereafter, the Trustee will pay by separate wire transfer (using Fedwire message entry instructions in a form previously specified by DTC) to an account at the Federal Reserve Bank of New York previously specified by DTC, in funds available for immediate use by DTC, each payment of principal (together with interest thereon) due on a Global Security on such date. On each Interest Payment Date (other than at Maturity), interest payments shall be made to DTC, in funds available for immediate use by DTC, in accordance with existing arrangements between the Trustee and DTC. On each such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names the Book-Entry Notes represented by such Global Securities are recorded in the book-entry system maintained by DTC. Neither the Company (as issuer or as paying agent) nor the Trustee shall have any direct responsibility or liability for the payment by DTC to such Participants of the principal of and interest on the Book-Entry Notes.

                               Withholding Taxes. The amount of any taxes required under applicable law to be withheld from any interest payment on a Book-Entry Note will be determined and withheld by the Participant, indirect participant in DTC or other Person responsible for forwarding payments and materials directly to the beneficial owner of such Note.

Procedure for
Setting and
Posting:                       The Company and the Agents will
                               discuss from time to time the aggregate principal amount of, the issuance price of, and the interest rates to be borne by, Book-Entry Notes that may be sold as a result of the solicitation of orders by the Agents. If the Company decides to set prices of, and rates borne by, any Book-Entry Notes in respect of which the Agents are to solicit orders (the setting of such prices and rates to be referred to herein as "posting") or if the Company decides to change prices or rates previously posted by it, it will promptly advise the Agents of the prices and rates to be posted.

Acceptance
and Rejection
of Orders:                     Unless otherwise instructed by the Company, each
                               Agent will advise the Company
                               promptly by telephone of all orders to purchase
                               Book-Entry Notes received by such Agent, other than those rejected by it in whole or in part in the reasonable exercise of its discretion. Unless otherwise agreed by the Company and the Agents, the Company has the right to accept orders to purchase Book-Entry Notes and may reject any such orders in whole or in part.

Preparation of
Pricing
Supplement:                    If any order to purchase a Book-Entry Note is
                               accepted by or on behalf of the Company, the Company will prepare a pricing supplement (a
                               "Pricing Supplement") reflecting the terms of such Book-Entry Note and will arrange to have the Pricing Supplement filed with the Commission in accordance with the applicable paragraph of Rule
                               424(b) under the Act and will supply ten copies thereof (and additional copies if requested) to the Agent which presented the order (the
                               "Presenting Agent"). The Presenting Agent will cause a Prospectus and Pricing Supplement to be delivered to the purchaser of such Book-Entry
                               Note.

                               In each instance that a Pricing Supplement is prepared, the Presenting Agent will affix the Pricing Supplement to Prospectuses prior to their use. Outdated Pricing Supplements (other than those retained for files) will be destroyed.

Suspension of
Solicitation;
Amendment or
Supplement:          Subject to the Company's
                               representations, warranties and covenants contained in the Agency Agreement, the Company may instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of orders to purchase Book-Entry Notes. Upon receipt of such instructions, the Agents will forthwith suspend solicitation until such time as the Company has advised them that such solicitation may be resumed.

                               In the event that at the time the Company suspends solicitation of purchases there shall be any orders outstanding for settlement, the Company will promptly advise the Agents and the Trustee whether such orders may be settled and whether copies of the Prospectus as in effect at the time of the suspension, together with the appropriate Pricing Supplement, may be delivered in connection with the settlement of such orders. The Company will have the sole responsibility for such decision and for any arrangements that may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus may not be so delivered.

                               If the Company decides to amend or supplement the Registration Statement (as defined in the Agency Agreement) or the Prospectus, it will promptly advise the Agents and furnish the Agents with the proposed amendment or supplement and with such certificates and opinions as are required, all to the extent required by and in accordance with the terms of the Agency Agreement. Subject to the provisions of the Agency Agreement, the Company may file with the Commission any such supplement to the Prospectus relating to the Notes. The Company will provide the Agents and the Trustee with copies of any such supplement, and confirm to the Agents that such supplement has been filed with the Commission pursuant to the applicable paragraph of Rule 424(b).

Procedures For
Rate Changes:                  When the Company has determined to change the
                               interest rates of Book-Entry Notes
                               being offered, it will promptly advise the Agents and the Agents will forthwith suspend solicitation of orders. The Agents will telephone the Company with recommendations as to the changed interest rates. At such time as the Company has advised the Agents of the new interest rates, the Agents may resume solicitation of orders. Until such time only
                               "indications of interest" may be recorded. Within two Business Days after any sale of Book-Entry
                               Notes, the Company will file with the Commission a Pricing Supplement to the Prospectus relating to such Book-Entry Notes that reflects the applicable interest rates and other terms and will deliver copies of such Pricing Supplement to the Agents.

Delivery of
Prospectus:                    A copy of the Prospectus and, where applicable,
                               a Pricing Supplement, relating to a
                               Book-Entry Note, must accompany or precede the earliest of any written offer by any Agent of such Book-Entry Note, confirmation of the purchase of such Book-Entry Note, or payment for such Book-Entry Note by its purchaser. If notice of a change in the terms of the Book-Entry Notes is received by the Agents between the time an order for a Book-Entry Note is placed and the time written confirmation thereof is sent by the Presenting Agent to a customer or his agent, such confirmation shall be accompanied by a Prospectus and Pricing Supplement setting forth the terms in effect when the order was placed. Subject to "Suspension of Solicitation; Amendment or
                               Supplement" above, the Presenting Agent timely will deliver a Prospectus and Pricing Supplement as herein described with respect to each Book-
                               Entry Note sold by it. The Company will make such delivery if such Book-Entry Note is sold directly by the Company to a purchaser (other than an Agent).

Confirmation:                  For each order to purchase a Book-Entry Note
                               solicited by any Agent and accepted by
                               or on behalf of the Company, the Presenting Agent will issue a confirmation to the purchaser, with a copy to the Company, setting forth the details set forth above and delivery and payment instructions.

Settlement:                    The receipt by the Company of
                               immediately available funds in payment for a Book-Entry Note and the authentication and issuance of the Global Security representing such Book-Entry Note shall constitute "settlement" with respect to such Book-Entry Note. All orders accepted by the Company will be settled on the fifth Business Day following the date of sale of such Book-Entry Note pursuant to the timetable for settlement set forth below unless the Company, the Trustee and the purchaser agree to settlement on another day which shall be no earlier than the next Business Day following the date of sale.

Settlement
Procedures:                    Settlement Procedures with regard to each Book-
                               Entry Note sold by the Company through
                               any Agent, as agent, shall be as follows:

                               A.    The Presenting Agent will advise the
                               Company by telephone of the following settlement information:

                               1.        Principal amount.

                               2.        Maturity Date.

                               3. In the case of a Fixed Rate Book-Entry Note, the interest rate or, in the case of a Floating Rate Book-
                                         Entry Note, the Base Rate,
                                         initial interest rate (if
                                         known at such time), Index
                                         Maturity, Interest Reset
                                         Period, Interest Reset Dates,
                                         Spread or Spread Multiplier
                                         (if any), minimum interest rate (if
                                         any), maximum interest rate (if any)
                                         and, in the case of a Floating Rate
                                         Book-Entry Note for which the Base Rate
                                         is LIBOR, the Designated LIBOR
                                         Page and Designated LIBOR Currency.

                               4. Interest Payment Dates, Regular Record Dates (if other than the dates fifteen calendar days preceding such Interest Payment Dates), the Interest Payment Period, Interest Determination Dates, the Calculation Dates and the
                                         Calculation Agent.


                               5.        Redemption provisions, if any.

                               6.        Settlement date.

                               7.        Price.

                               8.        Presenting Agent's commission,
                                         determined as provided in Section 2
                                         of the Agency Agreement.

                     B. The Company will assign a CUSIP number to the Global Security representing such Book-Entry Note and then advise the Trustee by telephone (confirmed in writing at any time on the same date) or electronic transmission of the information set forth in Settlement Procedure "A" above, such CUSIP number and the name of the Presenting Agent. The Company will also notify the Presenting Agent by telephone of such CUSIP number as soon as practicable. Each such communication by the Company shall constitute a representation and warranty by the Company to the Trustee and the Agents that (i) such Book-Entry Note is then, and at the time of issuance and sale thereof will be, duly authorized for issuance and sale by the Company, (ii) such Book-Entry Note, and the Global Security representing such Book-Entry Note, will conform with the terms of the Indenture, (iii) after giving effect to the issuance of such Book-Entry Note and any other Securities (as defined in the Agency Agreement) to be issued on or prior to the settlement date for the sale of such Book-Entry Note, the aggregate amount of Securities which have been issued and sold by the Company will not exceed the amount of Securities registered under the Registration Statement (as defined in the Agency Agreement) and (iv) upon authentication and delivery of such Global Security, the aggregate principal amount of all Notes issued under the Indenture will not exceed $315,000,000 (except for Notes authenticated and delivered upon registration of transfer of, in exchange for, or in lieu of Notes pursuant to Section 305 of the Indenture). Such confirmation shall constitute a Company Order to the Trustee for the authentication of such Global Security and shall be deemed to satisfy the requirements for the delivery of the Board Resolution and Officers' Certificates set forth in the third paragraph of Section 303 of the Indenture.

                     C. The Trustee will enter a pending deposit message through DTC's Participant Terminal System providing the following settlement information to DTC (which shall route such information to Standard & Poor's Corporation) and the Presenting Agent:

                               1. The information set forth in Settlement Procedure "A."

                               2. Identification as a Fixed Rate Book-Entry Note or a Floating Rate Book-Entry Note.

                               3. Initial Interest Payment Date for such Book-Entry Note, number of days by which such date succeeds the related Regular Record Date (or, in the case of Floating Rate Notes which reset daily or weekly, the date five calendar days immediately preceding the Interest Payment
                               Date) and amount of interest payable on such Interest Payment Date (which amount shall be confirmed by the Trustee).

                               4.        The Interest Payment Period.

                               5. CUSIP number of the Global Security representing such Book-Entry Note.

                               6. Whether such Global Security will represent any other Book-Entry Note (to the extent known at such time).

                               D. To the extent the Company has not already done so, the Company will deliver to the Trustee a Global Security in a form that has been approved by the Company, the Agents and the Trustee.

                               E. The Trustee will complete such Book-Entry
                               Note, stamp the appropriate legend, as instructed by DTC, if not already set forth thereon, and authenticate the Global Security representing such Book-Entry Note.

                               F. DTC will credit such Book-Entry Note to the Trustee's participant account at DTC.

                               G. The Trustee will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC to (i) debit such Book-Entry Note to the Trustee's participant account and credit such Book-Entry Note to the Presenting Agent's participant account and (ii) debit the Presenting Agent's settlement account and credit the Trustee's settlement account for an amount equal to the price of such Book-Entry Note less the Presenting Agent's commission. The entry of such a deliver order shall constitute a representation and warranty by the Trustee to DTC that (i) the Global Security representing such Book-Entry Note has been issued and authenticated and (ii) the Trustee is holding such Global Security pursuant to the Medium-Term Note Certificate Agreement between the Trustee and DTC.

                               H. The Presenting Agent will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC (i) to debit such Book-Entry Note to the Presenting Agent's participant account and credit such Book-Entry Note to the participant accounts of the Participants with respect to such Book-Entry Note and (ii) to debit the settlement accounts of such Participants and credit the settlement account of the Presenting Agent for an amount equal to the price of such Book-Entry Note.

                               I. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures "G" and "H" will be settled in accordance with SDFS operating procedures in effect on the settlement date.

                               J. The Trustee will, upon receipt of funds from the Agent in accordance with Settlement Procedure "G," wire transfer to the account of the Company maintained at The Bank of New York funds available for immediate use in the amount transferred to the Trustee in accordance with Settlement Procedure "G."

                               K. The Presenting Agent will confirm the purchase of such Book-Entry Note to the purchaser either by transmitting to the Participants with respect to such Book-Entry Note a confirmation order or orders through DTC's institutional delivery system or by mailing a written confirmation to such purchaser.

Settlement
Procedures
Timetable:           For orders of Book-Entry Notes
                               solicited by any Agent and accepted by the Company for settlement on the first Business Day after the sale date, Settlement Procedures "A" through "K" set forth above shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:

                              Settlement
                                                       Procedure Time

                                  A    11:00 A.M. on the sale date
                                  B    12:00 Noon on the sale date
                                  C     2:00 P.M. on the sale date
                                  D     3:00 P.M. on the Business Day
                                             before settlement
                                  E     9:00 A.M. on Settlement Date
                                  F    10:00 A.M. on Settlement Date
                                 G-H    2:00 P.M. on Settlement Date
                                  I     4:45 P.M. on Settlement Date
                                 J-K    5:00 P.M. on Settlement Date

                               If a sale is to be settled more than one Business Day after the sale date, Settlement Procedures "A," "B" and "C" shall be completed as soon as practicable but no later than 11:00 A.M. and 12:00 Noon on the first Business Day after the sale date and no later than 2:00 P.M. on the Business Day before the settlement date, respectively. If the initial interest rate for a Floating Rate Book-Entry Note has not been determined at the time that Settlement Procedure "A" is completed, Settlement Procedures "B" and "C" shall be completed as soon as such rate has been determined but no later than 12:00 Noon and 2:00 P.M., respectively, on the Business Day before the settlement date. Settlement Procedure "I" is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in SDFS operating procedures in effect on the settlement date.

                               If settlement of a Book-Entry Note is rescheduled or canceled, the Trustee will deliver to DTC, through DTC's Participant Terminal System, a cancellation message to such effect by no later than 2:00 P.M. on the Business Day immediately preceding the scheduled settlement date.

Failure to
Settle: If the Trustee fails to enter an SDFS deliver order with respect to a Book-Entry Note pursuant to Settlement Procedure "G," the Trustee may deliver to DTC, through DTC's Participant Terminal System, as soon as practicable, a withdrawal message instructing DTC to debit such Book-Entry Note to the Trustee's participant account. DTC will process the withdrawal message, provided that the Trustee's participant account contains a principal amount of the Global Security representing such Book-Entry Note that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry Notes represented by a Global Security, the Trustee will cancel such Global Security in accordance with the Indenture and so advise the Company and will make appropriate entries in its records. The CUSIP number assigned to such Global Security shall, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Notes represented by a Global Security, the Trustee will exchange such Book-
Entry Note for two Global Securities, one of
                               which shall represent such Book-Entry Notes and shall be canceled immediately after issuance and the other of which shall represent the other Book-Entry Notes previously represented by the surrendered Global Security and shall bear the CUSIP number of the surrendered Global Security.

                               If the purchase price for any Book-Entry Note is not timely paid to the Participants with respect to such Note by the beneficial purchaser thereof (or a Person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the Presenting Agent may enter SDFS deliver orders through DTC's Participant Terminal System reversing the orders entered pursuant to Settlement Procedures "G" and "H," respectively. Thereafter, the Trustee will deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than a default by the Presenting Agent in the performance of its obligations hereunder and under the Agency Agreement, then the Company will reimburse the Presenting Agent or the Trustee, as applicable, on an equitable basis for the loss of the use of the funds during the period when they were credited to the account of the Company.

                               Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Notes to have been represented by a Global Security, the Trustee will provide, in accordance with Settlement Procedure "E," for the authentication and issuance of a Global Security representing the other Book-Entry Notes to have been represented by such Global Security and will make appropriate entries in its records.

Trustee Not to
Risk Funds:                    Nothing herein shall be deemed to require the
                               Trustee to risk or expend its own
                               funds in connection with any payment to the Company, DTC, the Agents or the purchaser, it being understood by all parties that payments made by the Trustee to the Company, DTC, the Agents or the purchaser shall be made only to the extent that funds are provided to the Trustee for such purpose.

Authenticity of
Signatures:                    The Company will cause the Trustee to furnish
                               to the Company and the Agents from time
                               to time with the specimen signatures of each of the Trustee's officers, employees or agents who has been authorized by the Trustee to authenticate Book-Entry Notes, but no Agent will have any obligation or liability to the Company or the Trustee in respect to the authenticity of the signature of any officer, employee or agent of the Company or the Trustee on any Book-Entry
                               Note.

Payment of
Expenses:                      Each Agent shall forward to the
                               Company, on a monthly basis, a statement of the out-of- pocket expenses incurred by such Agent during that month that are reimbursable to it pursuant to the terms of the Agency Agreement.
                               The Company will remit payment to the Agents currently on a monthly basis.

Advertising
Costs: The Company will determine with the Agents the amount of advertising that may be appropriate in soliciting offers to purchase the Book-Entry Notes. Advertising expenses will be paid by the Company.

Periodic
Statements
from The Bank
of New York:         Periodically, the Trustee will send to
                               the Company a statement setting forth the principal amount of Book-Entry Notes Outstanding as of that date.

                                    PART II

                Administrative Procedures for Certificated
Notes

          The Trustee will serve as registrar and transfer agent in connection with the Certificated Notes.

Issuance:                      Each Certificated Note will be dated and issued
                               as of the date of its authentication
                               by the Trustee. Each Certificated Note will bear an Original Issue Date, which will be (i) with respect to an original Certificated Note (or any portion thereof), its original issuance date
                               (which will be the settlement date) and (ii) with respect to any Certificated Note (or portion thereof) issued subsequently upon transfer or exchange of a Certificated Note or in lieu of a destroyed, lost or stolen Certificated Note, the Original Issue Date of the predecessor
                               Certificated Note, regardless of the date of authentication of such subsequently issued
                               Certificated Note.

Registration:                  Certificated Notes will be issued only
                               in fully registered form without coupons.

Transfers and
Exchanges:                     A Certificated Note may be presented for transfer
                               or exchange at the principal
                               corporate trust office in The City of New York of the Trustee. Certificated Notes will be exchangeable for other Certificated Notes having identical terms but different authorized denominations without service charge.
                               Certificated Notes will not be exchangeable for Book-Entry Notes.

Maturities:                    Each Certificated Note will mature on a date
                               not less than nine months nor more than
                               thirty years after the Settlement Date for such Note.


Denominations:                 The denomination of any Certificated Note
                               denominated in U.S. dollars will be a
                               minimum of $1,000 or any amount in excess thereof that is an integral multiple of $1,000. The authorized denominations of Certified Notes denominated in any other currency will be specified pursuant to "Settlement Procedures" below.

Interest:                      General. Interest, if any, on each Certificated
                               Note will accrue from the original
                               issue date for the first interest period or the last date to which interest has been paid, if any, for each subsequent interest period, and will be calculated and paid in the manner described in such Note and in the Prospectus as supplemented by the applicable Pricing
                               Supplement. Unless otherwise specified therein, each payment of interest on a Certificated Note will include interest accrued to but excluding the Interest Payment Date (provided that, in the case of Certificated Notes which reset daily or weekly, interest payments will include accrued interest to and including the Regular Record Date immediately preceding the Interest Payment Date) or to but excluding Maturity (other than a Maturity of a Fixed Rate Certificated Note occurring on the thirty-first day of a month, in which case such payment of interest will include interest accrued to but excluding the thirtieth day of such month).

                               Regular Record Dates. The Regular Record Dates with respect to any Interest Payment Date shall be the date fifteen calendar days immediately preceding such Interest Payment Date (unless otherwise specified pursuant to Settlement Procedure "A" below).

                               Fixed Rate Certificated Notes. Unless otherwise specified pursuant to Settlement Procedure "A" below, interest payments on Fixed Rate Certificated Notes will be made semi-annually on April 1 and October 1 of each year and at Maturity; provided, however, that in the case of a Fixed Rate Certificated Note issued between a Regular Record Date and an Interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Regular Record Date to the Person in whose name such Note is registered on the Regular Record Date for such succeeding Interest Payment Date.

                               Floating Rate Certificated Notes. Interest
                               payments will be made on Floating Rate
                               Certificated Notes monthly, quarterly, semi-
annually or annually.  Interest will be payable,
                               in the case of Floating Rate Certificated Notes with a monthly Interest Payment Period, on the third Wednesday of each month; with a quarterly Interest Payment Period, on the third Wednesday of March, June, September and December of each year; with a semi-annual Interest Payment Period, on the third Wednesday of the two months specified pursuant to Settlement Procedure "A" below; and with an annual Interest Payment Period, on the third Wednesday of the month specified pursuant to Settlement Procedure "A" below; provided, however, that if an Interest Payment Date for a Floating Rate Certificated Note would otherwise be a day that is not a Business Day with respect to such Floating Rate Certificated Note, such Interest Payment Date will be the next succeeding Business Day with respect to such Floating Rate Certificated Note, except in the case of a Floating Rate Certificated Note for which the Base Rate is LIBOR, if such Business Day is in the next succeeding calendar month, such Interest Payment Date will be the immediately preceding Business Day; and provided further, that in the case of a Floating Rate Certificated Note issued between a Regular Record Date and an Interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Regular Record Date to the Person in whose name such Note is registered on the Regular Record Date for such succeeding Interest Payment Date.
Calculation of
Interest:            Fixed Rate Certificated Note.
                               Interest on Fixed Rate Certificated Notes
                               (including interest for partial periods) will be calculated on the basis of a 360-day year of twelve thirty-day months.

                               Floating Rate Certificated Notes. Interest rates on Floating Rate Certificated Notes will be determined as set forth in the form of Notes. Interest on Floating Rate Certificated Notes, except as otherwise set forth therein, will be calculated on the basis of actual days elapsed and a year of 360 days, except that in the case of a Floating Rate Certificated Note for which the Base Rate is Treasury Rate, interest will be calculated on the basis of the actual number of days in the year.

Payments of
Principal and
Interest:                      The Trustee will pay the principal amount of each
                               Certificated Note at Maturity upon
                               presentation of such Certificated Note to the Trustee (unless otherwise specified in the applicable Pricing Supplement). Such payment, together with payment of interest due at Maturity of such Certificated Note, will be made in funds available for immediate use by the Trustee and in turn by the Holder of such Certificated Note.
                               Certificated Notes presented to the Trustee at Maturity for payment will be canceled by the Trustee in accordance with the Indenture. All interest payments on a Certificated Note (other than interest due at Maturity) will be made by check drawn on the Trustee (or another Person appointed by the Trustee) and mailed by the Trustee to the Person entitled thereto as provided in such Note and the Indenture (unless otherwise specified in the applicable Pricing
                               Supplement).

                               The Trustee will be responsible for reporting interest paid on Certificated Notes, and where applicable, withholding taxes on such interest payments, as may be required by law.

                               If any Interest Payment Date for or the Maturity of a Certificated Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Interest Payment Date or Maturity, as the case may be, except that in the case of an Interest Payment Date on a Floating Rate Certificated Note for which the Base Rate is LIBOR, if such Business Day is in the succeeding calendar month, such Interest Payment Date will be the preceding Business Day.

Procedure for
Rate Setting
and Posting:                   The Company and the Agents will
                               discuss from time to time the aggregate principal amount of, the issuance price of, and the interest rates to be borne by, Notes that may be sold as a result of the solicitation of orders by the Agents. If the Company decides to set prices of, and rates borne by, any Notes in respect of which the Agents are to solicit orders (the setting of such prices and rates to be referred to herein as "posting") or if the Company decides to change prices or rates previously posted by it, it will promptly advise the Agents of the prices and rates to be posted.

Acceptance and
Rejection of
Orders: Unless otherwise instructed by the Company, each Agent will advise the Company promptly by telephone of all orders to purchase Certificated Notes received by such Agent, other than those rejected by it in whole or in part in the reasonable exercise of its discretion. Unless otherwise agreed by the Company and the Agents, the Company has the sole right to accept orders to purchase Certificated Notes and may reject any such orders in whole or in part.

Preparation of
Pricing Supplement:            If any order to purchase a
                               Certificated Note is accepted by or on behalf of the Company, the Company will prepare a Pricing
                               Supplement reflecting the terms of such
                               Certificated Note and will arrange to have the Pricing Supplement filed with the Commission in accordance with the applicable paragraph of Rule
                               424(b) under the Act and will supply ten copies thereof (and additional copies if requested) to the Presenting Agent. The Presenting Agent will cause a Prospectus and Pricing Supplement to be delivered to the purchaser of such Certificated
                               Note.

                               In each instance that a Pricing Supplement is prepared, the Presenting Agent will affix the Pricing Supplement to Prospectuses prior to their use. Outdated Pricing Supplements (other than those retained for files), will be destroyed.

Suspension of
Solicitation;
Amendment or
Supplement:                    Subject to the Company's
                               representations, warranties and covenants contained in the Agency Agreement, the Company may instruct the Agents to suspend at any time for any period of time or permanently, the solicitation of orders to purchase Certificated
                               Notes. Upon receipt of such instructions, the Agents will forthwith suspend solicitation until such time as the Company has advised them that such solicitation may be resumed.

                               In the event that at the time the Company suspends solicitation of purchases there shall be any orders outstanding for settlement, the Company will promptly advise the Agents and the Trustee whether such orders may be settled and whether copies of the Prospectus as in effect at the time of the suspension, together with the appropriate Pricing Supplement, may be delivered in connection with the settlement of such orders. The Company will have the sole responsibility for such decision and for any arrangements that may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus may not be so delivered.

                               If the Company decides to amend or supplement the Registration Statement or the Prospectus, it will promptly advise the Agents and furnish the Agents with the proposed amendment or supplement and with such certificates and opinions as are required, all to the extent required by and in accordance with the terms of the Agency Agreement. Subject to the provisions of the Agency Agreement, the Company may file with the Commission any supplement to the Prospectus relating to the Notes. The Company will provide the Agents and the Trustee with copies of any such supplement, and confirm to the Agents that such supplement has been filed with the Commission pursuant to the applicable paragraph of Rule 424(b).

Procedure for
Rate Changes:                  When the Company has determined to change the
                               interest rates of Certificated Notes
                               being offered, it will promptly advise the Agents and the Agents will forthwith suspend solicitation of orders. The Agents will telephone the Company with recommendations as to the changed interest rates. At such time as the Company has advised the Agents of the new interest rates, the Agents may resume solicitation of orders. Until such time only
                               "indications of interest" may be recorded. Within two Business Days after any sale of Notes, the Company will file with the Commission a Pricing
                               Supplement to the Prospectus relating to such Notes that reflects the applicable interest rates and other terms and will deliver copies of such Pricing Supplement to the Agents.

Delivery of
Prospectus:                    A copy of the Prospectus and, where applicable,
                               a Pricing Supplement, relating to a
                               Certificated Note, must accompany or precede the earliest of any written offer by any Agent of such Certificated Note, confirmation of the purchase of such Certificated Note, or payment for such Certificated Note by its purchaser. If notice of a change in the terms of the Certificated Notes is received by the Agents between the time an order for a Certificated Note is placed and the time written confirmation thereof is sent by the Presenting Agent to a customer or his agent, such confirmation shall be accompanied by a Prospectus and Pricing
                               Supplement setting forth the terms in effect when the order was placed. Subject to "Suspension of Solicitation; Amendment or Supplement" above, the Presenting Agent timely will deliver a Prospectus and Pricing Supplement as herein described with respect to each Certificated Note sold by it. The
                               Company will make such delivery if such
                               Certificated Note is sold directly by the Company to a purchaser (other than any Agent).

Confirmation:        For each order to purchase a
                               Certificated Note solicited by any Agent and accepted by or on behalf of the Company, the Presenting Agent will issue a confirmation to the purchaser, with a copy to the Company, setting forth the details set forth above and delivery and payment instructions.

Settlement:          The receipt by the Company of
                               immediately available funds in exchange for an authenticated Certificated Note delivered to the Presenting Agent and the Presenting Agent's delivery of such Certificated Note against receipt of immediately available funds shall, with respect to such Certificated Note, constitute "settlement." All orders accepted by the Company will be settled on the fifth Business Day following the date of sale pursuant to the timetable for settlement set forth below, unless the Company, the Trustee and the purchaser agree to settlement on another day which shall be no earlier than the next Business Day following the date of sale; provided, however, that the Trustee shall not, without its prior written consent, be required to deliver in excess of 300 certificates evidencing Certificated Notes in any one of the three business days following the date of sale.

Settlement
Procedures:                    Settlement Procedures with regard to each
                               Certificated Note sold by the Company
                               through any Agent, as agent, shall be as follows:


                               A. The Presenting Agent will advise the Company by telephone of the following settlement information:

                               1.  Name in which such Certificated Note is to
                                 be registered ("Registered Owner").

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

                              2.   Address of the Registered Owner and address
                               for payment of principal and interest.

                               3.   Taxpayer identification number of the
                               Registered Owner (if available).

                               4.   Principal amount.

                               5.   Maturity Date.

                               6. In the case of a Fixed Rate Certificated Note, the interest rate or, in the case of a Floating Rate Certificated Note, the initial interest rate (if known at such time), Base Rate, Index Maturity, Interest Reset Period, Interest Reset Dates, Spread or Spread Multiplier (if any), minimum interest rate (if any), maximum interest rate (if any) and, in the case of a Floating Rate certified Note for which the Base Rate is LIBOR, the Designated LIBOR Page and Designated LIBOR Currency.

                               7. Interest Payment Dates, Regular Record Dates (if other than the dates fifteen calendar days preceding such Interest Payment Dates), the Interest Payment Period, the Calculation Dates and the Calculation Agent.

                               8.   Redemption provisions, if any.

                               9.   Settlement date.

                               10.   Price (including currency).

                               11. Presenting Agent's commission, determined as provided in Section 2 of the Agency Agreement.


                               12. Manner of payment at Maturity (if other than upon presentation of Notes to the Trustee) and Interest (if other than by check).

                               B. The Company will advise the Trustee by telephone (confirmed in writing at any time on the sale date) or electronic transmission of the information set forth in Settlement Procedure "A" above and the name of the Presenting Agent. Each such communication by the Company shall constitute a representation and warranty by the Company to the Trustee and the Agents that (i) such Certificated Note is then, and at the time of issuance and sale thereof will be, duly authorized for issuance and sale by the Company,
                               (ii) such Certificated Note will conform with the terms of the Indenture, (iii) after giving effect to the issuance of such Certificated Note and any other Securities (as defined in the Agency Agreement) to be issued on or prior to the settlement date for the sale of such Certificated Note, the aggregate amount of Securities which have been issued and sold by the Company will not exceed the amount of Securities registered under the Registration Statement (as defined in the Agency Agreement) and (iv) upon authentication and delivery of such Certificated Note, the aggregate principal amount of all Notes issued under the Indenture will not exceed $315,000,000 or the equivalent thereof in other currencies (except for Notes authenticated and delivered upon registration of transfer of, in exchange for, or in lieu of Notes pursuant to Section 305 of the Indenture). Such confirmation shall constitute a Company Order to the Trustee for the authentication of such Certificated Note and shall be deemed to satisfy the requirements for the delivery of the Board Resolution and Officers' Certificates set forth in the third paragraph of Section 303 of the Indenture.

                               C. The Company will deliver to the Trustee a pre-printed four-ply packet for such Certificated Note, which packet will contain the following documents in forms that have been approved by the Company, the Agents and the Trustee:

                               1.Certificated Note with customer
                               confirmation.

                               2.        Stub One - For Trustee.

                               3.        Stub Two - For Agent.

                               4.        Stub Three - For the Company.

                               D. The Trustee will complete such Certificated Note and will authenticate such Certificated Note and deliver it (with the confirmation) and Stubs One and Two to the Presenting Agent, and the Presenting Agent will acknowledge receipt of the Note by stamping or otherwise marking Stub One and returning it to the Trustee. Such delivery will be made only against such acknowledgment of receipt and evidence that instructions have been given by the Presenting Agent for payment to the account of the Company at The Bank of New York in funds available for immediate use, of an amount equal to the price of such Certificated Note less the Presenting Agent's commission. In the event that the instructions given by the Presenting Agent for payment to the account of the Company are revoked, the Company will as promptly as possible wire transfer to the account of the Presenting Agent an amount of immediately available funds equal to the amount of such payment made.

                               E. The Presenting Agent will deliver such Certificated Note (with the confirmation) to the customer or the customer's trust bank against payment in immediately payable funds. The Presenting Agent will obtain the acknowledgement of receipt of such Certificated Note by retaining Stub Two.

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


                               F. The Trustee will send Stub Three to the Company by first-class mail.

Settlement
Procedures
Timetable:           For orders of Certificated Notes
                               solicited by any Agent, as agent, and accepted by the Company, Settlement Procedures "A" through "F" set forth above shall be completed on or before the respective times (New York City time) set forth below:

                     Settlement
                     Procedure                  Time

                       A      2:00 P.M. on the Business Day
                                       before settlement
                       B-C    3:00 P.M. on the Business Day
                                         before settlement
                       D      2:15 P.M. on Settlement Date
                       E      3:00 P.M. on Settlement Date
                       F      5:00 P.M. on Settlement Date

Failure to Settle:             If a purchaser fails to accept
                               delivery of and make payment for any Certificated
                               Note, the Presenting Agent will notify the Company and the Trustee by telephone and return such Certificated Note to the Trustee. Upon receipt of such notice, the Company will immediately wire transfer to the account of the Presenting Agent an amount equal to the amount previously credited to the account of Company in respect of such Certificated Note. Such wire transfer will be made on the Settlement Date, if possible, and in any event not later than the Business Day following the Settlement Date. If the failure shall have occurred for any reason other than a default by the Presenting Agent in the performance of its obligations hereunder and under the Agency Agreement, then the Company will reimburse the Presenting Agent or the Trustee, as appropriate, on an equitable basis for its loss of the use of the funds during the period when they were credited to the account of the Company.
                               Immediately upon receipt of the Certificated Note in respect of which such failure occurred, the Trustee will cancel such Certificated Note in accordance with the Indenture and so advise the Company, and will make appropriate entries in its records.


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

Trustee Not to
Risk Funds:                    Nothing herein shall be deemed to require the
                               Trustee to risk or expend its own
                               funds in connection with any payment to the Company, the Agents or the purchaser, it being understood by all parties that payments made by the Trustee to the Company, the Agents or the purchaser shall be made only to the extent that funds are provided to the Trustee for such purpose.

Authenticity
of Signatures:                 The Company will cause the Trustee to furnish
                               to the Agents from time to time with the specimen signatures of each of the Trustee's officers, employees or agents who has been authorized by the Trustee to authenticate
                               Certificated Notes, but neither the Trustee nor any Agent will have any obligation or liability to the Company or the Trustee in respect of the authenticity of the signature of any officer, employee or agent of the Company or the Trustee on any Certificated Note.

Payment of
Expenses:                      Each Agent shall forward to the
                               Company, on a monthly basis, a statement of the out-of- pocket expenses incurred by such Agent during that month that are reimbursable to it pursuant to the terms of the Agency Agreement.
                               The Company will remit payment to the Agents currently on a monthly basis.

Advertising
Costs: The Company will determine with the Agents the amount of advertising that may be appropriate in soliciting orders to purchase the Certificated Notes. Advertising expenses will be paid by the Company.

Periodic
Statements from
the Trustee:         Periodically, the Trustee will send to
                               the Company a statement setting forth the principal amount of Certificated Notes outstanding as of that date.


                                         A-36